Exhibit 10.3

Grant No.:

ROYAL GOLD, INC.

2004 OMNIBUS LONG-TERM INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

Royal Gold, Inc., a Delaware corporation (the “Company”), hereby grants shares of its common stock, $.01 par value (the “Stock”), to the Grantee named below, subject to the restrictions and vesting conditions set forth in the attachment.  Additional terms and conditions of the grant are set forth in this cover sheet, in the attachment and in the Company’s 2004 Omnibus Long-Term Incentive Plan (the “Plan”).

Grant Date:

Name of Grantee:

Grantee’s Social Security Number:

Number of Shares of Stock Covered by Grant:

Purchase Price per Share of Stock:	Par value, paid by services previously rendered

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also available upon request to the Corporate Secretary.  You acknowledge that you have carefully reviewed the Plan, and agree that the Plan will control in the event any provision of this Agreement should appear to be inconsistent.

Grantee:
(Signature)

Company:
(Signature)

Name:	Tony Jensen
Title:	President and Chief Executive Officer

Attachment

This is not a stock certificate or a negotiable instrument.

Restricted Stock/
Nontransferability

This grant is an award of restricted Stock (“Restricted Stock”) in the number of shares set forth on the cover sheet. The per share purchase price of par value has been satisfied by your prior service to the Company. The grant is subject to the vesting conditions described below. To the extent not yet vested, your Restricted Stock may not be transferred, assigned, pledged or hypothecated, whether by operation of law or otherwise, nor may the Restricted Stock be made subject to execution, attachment or similar process.

Issuance and Vesting	The Company will issue your Restricted Stock in your name as of the Grant Date.

Your right to the Stock under this Restricted Stock grant vests immediately as to fifty percent (50%) of the total number of shares covered by this grant and the remaining fifty percent (50%) on the first anniversary of the Grant Date (“Vesting Date”), provided you then continue in Service. If the Vesting Date should occur during a period in which you are (i) subject to a lock-up agreement restricting your ability to sell shares of Stock in the open market or (ii) restricted from selling shares of Stock in the open market because you are not then eligible to sell under the Company’s insider trading or similar plan as then in effect (whether because a trading window is not open or you are otherwise restricted from trading), vesting in such shares of Stock will be delayed until the earlier of (A) the first date on which you are no longer prohibited from selling shares of Stock due to a lock-up agreement or insider trading or similar plan restriction applicable to you or (B) either the date of your involuntary termination of your Service by the Company or a Subsidiary, your death or your Disability (the earlier of the dates in clause (A) and (B) shall be the “Deferred Vesting Date”), and provided, further, that you have been continuously in Service to the Company or a Subsidiary from the Grant Date until the Deferred Vesting Date.

If the Deferred Vesting Date is determined pursuant to clause (B) above, you are prohibited from selling shares of Stock due to a lock-up agreement or insider trading or similar plan restriction applicable to you on the Deferred Vesting Date and you meet the continuous Service requirements, then, to the extent legally permitted under the General Corporation Law of the State of Delaware and other applicable law, you may elect to satisfy any obligations to pay any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to such an Award, in whole or in part, (x) by causing the Company or its Affiliate to withhold shares of Stock otherwise issuable to you or (y) by delivering to the Company or its Affiliate shares of Stock already owned by you. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. In no case shall the shares withheld or delivered exceed the minimum required Federal, state, and FICA statutory withholding rates. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or its Affiliate as of the date that the amount of tax to be withheld is to be determined. If you make an election pursuant to the forgoing sentence, you may satisfy your withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

Notwithstanding the foregoing vesting schedule, if: (i) you incur a termination in connection with a Corporate Transaction or (ii) you have provided fifteen (15) years of Service to the Company and you are not nominated for a re-election and incur any other involuntary cessation of Service as a director, you shall be one hundred percent (100%) vested in the Restricted Stock as of the date of such termination of Service.

The resulting aggregate number of vested shares will be rounded to the nearest whole number, and you cannot vest in more than the number of shares covered by this grant.

Forfeiture of Unvested
Stock

Unless otherwise approved by the Board, in the event that your Service terminates for any reason, except as provided above in the section entitled “Issuance and Vesting,” you will forfeit to the Company all of the shares of Restricted Stock subject to this grant that have not yet vested.

Escrow

The certificates for the Restricted Stock shall be deposited in escrow with the Secretary of the Company to be held in accordance with the provisions of this paragraph. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form attached hereto as Exhibit A. The deposited certificates shall remain in escrow until such time or times as the certificates are to be released or otherwise surrendered for cancellation as discussed below. Upon delivery of the certificates to the Company, you shall be issued an instrument of deposit acknowledging the number of shares of Restricted Stock delivered in escrow to the Secretary of the Company.

All regular cash dividends on the Restricted Stock (or other securities at the time held in escrow) shall be paid directly to you and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Company’s outstanding common stock as a class effected without receipt of consideration or in the event of a stock split, a stock dividend or a similar change in the Company Stock, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Restricted Stock shall be immediately delivered to the Secretary of the Company to be held in escrow hereunder, but only to the extent the Restricted Stock is at the time subject to the escrow requirements hereof.

The shares of Restricted Stock held in escrow hereunder shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and cancellation:

•                                          As your interest in the shares vests as described above, the certificates for such vested shares shall be released from escrow and delivered to you, at your request, within thirty (30) days following each vesting date.

• Upon termination of your Service, any escrowed shares in which you are at the time vested shall be promptly released from escrow.

•                                          Should the Company exercise its rights to cause a forfeiture with respect to any unvested shares (as described below) held at the time in escrow hereunder, then the escrowed certificates for such unvested shares shall be surrendered to the Company for cancellation, and you shall have no further rights with respect to such shares of Restricted Stock.

•                                          Should the Company elect not to exercise its right to cause a forfeiture with respect to any shares held at the time in escrow hereunder, then the escrowed certificates for such shares shall be surrendered to you.

Withholding Taxes	You agree, as a condition of this grant, that you will make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the vesting of Restricted Stock acquired under this grant. In the event that the Company determines that any federal, state, local or foreign tax or withholding payment is required relating to the vesting of shares arising from this grant, the Company shall have the right to: (i) require such payments from you; (ii) withhold such amounts from other payments due to you from the Company or any Affiliate; or (iii) cause an immediate forfeiture of shares of Restricted Stock granted pursuant to this Agreement in an amount equal to the withholding or other taxes due.

Section 83(b)
Election

Under Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), the difference between the purchase price paid for the shares of Restricted Stock and their fair market value on the date any forfeiture restrictions applicable to such shares lapse will be reportable as ordinary income at that time. For this purpose, “forfeiture restrictions” include the Company’s Repurchase Right or forfeiture as to unvested Restricted Stock described above. You may elect to be taxed at the time the shares are acquired, rather than when such shares cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the Grant Date. You will have to make a tax payment to the extent the purchase price is less than the fair market value of the shares on the Grant Date. No tax payment will have to be made to the extent the purchase price is at least equal to the fair market value of the shares on the Grant Date. The form for making this election is attached as Exhibit B hereto. Failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by you (in the event the fair market value of the shares as of the vesting date exceeds the purchase price) as the forfeiture restrictions lapse.

YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF. YOU ARE RELYING SOLELY ON YOUR OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE ANY 83(b) ELECTION.

Retention Rights	This Agreement does not give you the right to be retained by the Company (or any Parent, Subsidiaries or Affiliates) in any capacity. The Company (and any Parent, Subsidiaries or

Affiliates) reserves the right to terminate your Service at any time and for any reason.

Shareholder Rights

You have the right to vote the Restricted Stock and to receive any dividends declared or paid on such stock. Any distributions you receive as a result of any stock split, stock dividend, combination of shares or other similar transaction shall be deemed to be a part of the Restricted Stock and subject to the same conditions and restrictions applicable thereto. The Company may in its sole discretion require any dividends paid on the Restricted Stock to be reinvested in shares of Stock, which the Company may in its sole discretion deem to be a part of the shares of Restricted Stock and subject to the same conditions and restrictions applicable thereto. Except as described in the Plan, no adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued.

Forfeiture of Rights

If you should take actions in competition with the Company, the Company shall have the right to cause a forfeiture of your rights, including, but not limited to: (i) a forfeiture of any outstanding unvested Restricted Stock, and (ii) with respect to the period commencing twelve (12) months prior to your termination of Service with the Company (A) a forfeiture of any proceeds received upon a sale of shares acquired by you upon vesting of shares of Restricted Stock or (B) a forfeiture of any shares of Stock acquired by you upon vesting of the Restricted Stock. Unless otherwise specified in an employment or other agreement between the Company and you, you take actions in competition with the Company if you directly or indirectly, own, manage, operate, join or control, or participate in the ownership, management, operation or control of, or are a proprietor, director, officer, stockholder, member, partner or an employee or agent of, or a consultant to any business, firm, corporation, partnership or other entity that is in the business of creating, financing, acquiring, investing in and managing precious metal royalties, precious metal streams and similar interests. Under the prior sentence, ownership of less than 1% of the securities of a public company shall not be treated as an action in competition with the Company.

Adjustments

In the event of a stock split, a stock dividend or a similar change in the Company Stock, the number of shares covered by this grant may be adjusted (and rounded down to the nearest whole number) pursuant to the Plan. Your Restricted Stock shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Legends	All certificates representing the Restricted Stock issued in connection with this grant shall, where applicable, have endorsed thereon the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

Applicable Law

This Agreement will be interpreted and enforced under the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

The Plan	The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan, and have the meaning set forth in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this grant of Restricted Stock. Any prior agreements, commitments or negotiations concerning this grant are superseded.

Other Agreements

You agree, as a condition of this grant of Restricted Stock, that you will execute such document(s) as necessary to become a party to any shareholder agreement or voting trust as the Company may require.

Holding Period

You are required to hold, within five years of this Grant Date,            shares of Stock (which reflects an amount equal to ten times the annual non-employee directors’ retainer ($500,000), calculated using the closing price of the Stock on the Grant Date).

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED,                           hereby sells, assigns and transfers unto Royal Gold, Inc., a Delaware corporation (the “Company”),                          (                    ) shares of common stock of the Company represented by Certificate No.        herewith and does hereby irrevocable constitute and appoint                              the Corporate Secretary to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated:                        , 20

Print Name

Signature

Spouse Consent (if applicable)

(Purchaser’s spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the shares of common stock of the Company.

Signature

INSTRUCTIONS:  PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE.  THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS “REPURCHASE OPTION” SET FORTH IN THE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF PURCHASER.

EXHIBIT B

ELECTION UNDER SECTION 83(b) OF
THE INTERNAL REVENUE CODE

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.                                      The name, address and social security number of the undersigned:

Name:

Address:

Social Security No. :

2.                                      Description of property with respect to which the election is being made:

shares of common stock, par value $.01 per share, Royal Gold, Inc., a Delaware corporation, (the “Company”).

3.                                      The date on which the property was transferred is                              , 20    .

4.                                      The taxable year to which this election relates is calendar year 20    .

5.                                      Nature of restrictions to which the property is subject:

The shares of stock are subject to the provisions of a Restricted Stock Agreement between the undersigned and the Company.  The shares of stock are subject to forfeiture under the terms of the Agreement.

6.                                      The fair market value of the property at the time of transfer (determined without regard to any lapse restriction) was $                     per share, for a total of $                    .

7.                                      The amount paid by taxpayer for the property was $                    .

8.                                      A copy of this statement has been furnished to the Company.

Dated:                            , 20

Taxpayer’s Signature

Taxpayer’s Printed Name